Cash And Cash Equivalents	12 Months Ended
Dec. 31, 2013
Cash and Cash Equivalents [Abstract]
CASH AND CASH EQUIVALENTS
NOTE 3: CASH AND CASH EQUIVALENTS
Cash and cash equivalents consisted of the following:
	December 31, 2013	December 31, 2012
Cash on hand and at banks	$ 78,458	$ 6,348
Short-term deposits	4,377	36,498
Total cash and cash equivalents	$ 82,835	$ 42,846

Short term deposits relate to time deposit accounts held in bank for general financing purposes.
In restricted cash is an amount of $7,555 for 2013 and $11,088 for 2012 held in retention account in order to service debt, interest payments and pledged accounts, as required by certain of Navios Acquisition's credit facilities. Restricted cash consists of cash totaling $0 and $10,075 as of December 31, 2013 and 2012, respectively, restricted to pay future installments for vessel deposits in accordance with Navios Acquisition's new build program.
In restricted cash as of December 31, 2013 there is an amount of $17,407 which is cash received from the sale of Shinyo Navigator and serves as temporary collateral to the Senior Notes 2021, while the Company transfers a new vessel.
Cash deposits and cash equivalents in excess of amounts covered by government-provided insurance are exposed to loss in the event of non-performance by financial institutions. The Company does maintain cash deposits and equivalents in excess of government-provided insurance limits. The Company also minimizes exposure to credit risk by dealing with a diversified group of major financial institutions.